Supplement dated February 28, 2018

to the Summary Prospectus dated May 1, 2017, as supplemented, for the following Fund:

Fund
COLUMBIA ACORN TRUST
Columbia Thermostat FundTM

The Fund’s investment adviser has made changes to (1) the underlying stock and bond funds in which the Fund invests (the Portfolio Funds) and (2) the Fund’s sole portfolio manager.

Specifically the investment adviser has: among the stock Portfolio Funds, removed Columbia Select Large Cap Growth Fund and Columbia Select Large Cap Equity Fund, added Columbia Large Cap Index Fund at a weighting of 40%, and reduced from 20% to 10% the weightings of Columbia Acorn International and Columbia Dividend Income Fund; among the bond Portfolio Funds, removed Columbia Income Opportunities Fund and Columbia Total Return Bond Fund, added Columbia Corporate Income Fund and Columbia Diversified Fixed Income Allocation ETF, each at a weighting of 10%, decreased the weighting of Columbia Short Term Bond from 40% to 25%, and increased the weighting of Columbia US Treasury Index Fund from 10% to 35%; and named Jeffrey Knight, CFA, the Global Head of Solutions and Co-Head of Global Asset Allocation at Columbia Management Investment Advisers, LLC (“Columbia Management”), and Assistant Vice President of the Fund’s investment adviser, Columbia Wanger Asset Management, LLC (the “Investment Manager”), as the Fund’s sole portfolio manager. Columbia Management is an affiliate of the Investment Manager.

Effective March 1, 2018, the Fund’s summary prospectus is supplemented as follows:

(1)	The first sentence that appears under the heading “Principal Investment Strategies” within the “Summary of the Fund” section of the summary prospectus is deleted and replaced in its entirety with the following:

The Fund is primarily managed as a fund that invests in other funds (i.e., a “fund-of-funds”) that seeks to achieve its investment objective by investing its assets among a selected group of underlying stock and bond mutual funds and exchange-traded funds (ETFs) for which Columbia Wanger Asset Management, LLC, the Fund’s investment adviser (the Investment Manager) or its affiliates, including Columbia Management Investment Advisers, LLC, serves as investment adviser or principal underwriter (the Portfolio Funds).

(2)	All references to the number of Portfolio Funds in which the Funds invests are revised to reflect that the Fund currently uses seven stock Portfolio Funds and five bond Portfolio Funds in its “funds-of-funds structure.

(3)	The table entitled “Allocation of Stock/Bond Assets Within Asset Classes” that appears under the heading “Principal Investment Strategies” within the “Summary of the Fund” section of the summary prospectus is deleted and replaced in its entirety with the following:

Allocation of Stock/Bond Assets Within Asset Classes
Stock Funds	Type of Fund	Allocation
Columbia Acorn Fund	Small/Mid-cap growth	10%
Columbia Acorn International	Small/Mid-cap international growth	10%
Columbia Acorn Select	Mid-cap growth	10%
Columbia Contrarian Core Fund	Large-cap blend	10%
Columbia Dividend Income Fund	Large-cap value	10%

Allocation of Stock/Bond Assets Within Asset Classes
Columbia Large Cap Enhanced Core Fund	Large-cap blend	10%
Columbia Large Cap Index Fund	Large-cap blend	40%
Total		100%

Bond Funds	Type of Fund	Allocation
Columbia Short Term Bond Fund	Short term bond	25%
Columbia U.S. Government Mortgage Fund	Government bond	20%
Columbia U.S. Treasury Index Fund	U.S. Treasury notes/bonds	35%
Columbia Corporate Income Fund	Corporate bond	10%
Columbia Diversified Fixed Income Allocation ETF	Beta advantage multi-sector bond	10%
Total		100%

(4)	The following are added as risks to which the Fund is subject indirectly through the Portfolio Funds, as described under the heading “Principal Risks” within the “Summary of the Fund” section of the summary prospectus:

Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Exchange-Traded Fund (ETF) Risk. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs are actively managed ETFs (i.e., they do not track a particular benchmark), which are subject to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear expenses incurred through ownership of the ETF. There is a risk that ETFs may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. Certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund’s investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.

The Fund is subject indirectly to the following risks of Portfolio Funds seeking returns that correspond to a stated market index (the Index):

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.

Index Fund Risk. An index fund seeks to track the performance of the Index by using indexing strategies and, therefore, would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted, or whose credit rating was downgraded, unless that security was removed from the Index. The decision of whether to remove a security from an index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager or its affiliates.

Index Methodology Risk. An index fund seeks performance that corresponds to the performance of the Index. There is no guarantee or assurance that the Index will achieve high, or even positive, returns. The Index may underperform more traditional indices. The Fund could lose value while other indices or measures of market performance increase in value or performance. In addition, the Fund may be subject to the risk that the index provider may not follow its stated methodology for construction of the Index and/or achieve the index provider’s intended performance objective. Errors may result in a negative performance impact to the Fund and its shareholders.

Correlation/Tracking Error Risk. An index fund’s value will generally decline when the performance of the Index declines. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve such degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include the size of the Fund’s portfolio, fees, expenses, transaction costs, income items, valuation methodology, accounting standards, the effectiveness of sampling techniques (if applicable), changes in the Index and disruptions or illiquidity in the markets for the securities in which the Fund invests. While the Fund typically attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index, at times, the Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking investment positions for various reasons, such as tax efficiency purposes, or to comply with regulatory restrictions, which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to certain securities comprising the Index and may be impacted by Index reconstitutions and Index rebalancing events. Holding cash balances may detract from the Fund’s ability to track the Index. In addition, the Fund’s NAV may deviate from the Index if the Fund fair values a portfolio security at a price other than the price used by the Index for that security. The Fund also bears management and other expenses and transaction costs in trading securities, which the Index does not bear. Accordingly, the Fund’s performance will likely fail to match the performance of the Index, after taking expenses into account. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective. It is not possible to invest directly in an index.

New Fund Risk. Columbia Diversified Fixed Income Allocation ETF is a newly-formed Fund. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy of replicating the Index, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for shareholders. Such a liquidation could have negative tax consequences for shareholders.

(6)	The disclosure entitled Frequent Trading Risk that appears under the heading “Principal Risks” within the “Summary of the Fund” section of the summary prospectus is deleted in its entirety.

(8)	All references to the Fund’s portfolio manager in the summary prospectus are revised to reflect that the Fund’s sole Portfolio Manager is Jeffrey Knight, CFA:

Mr. Knight has served as Portfolio Manager of the Fund since March 2018 and since February 2013 has served as the Global Head of Solutions and Co-Head of Global Asset Allocation at Columbia Management, an affiliate of the Investment Manager. Mr. Knight has served as Assistant Vice President of the Investment Adviser since February 2018. Prior to joining Columbia Management, Mr. Knight was at Putnam Investments from 1993 to 2013, most recently as head of global asset allocation. Mr. Knight began his investment career in 1987 and earned a B.A. from Colgate University and an M.B.A. from Tuck School of Business.

SUP235_12_005_(02/18)